UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2010
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131
(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 856-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     As previously reported, on June 24, 2009, Terremark Worldwide, Inc., a Delaware corporation (“Terremark”), issued $420 million aggregate principal amount of its 12.0% Senior Secured Notes due 2017 (the “Existing Notes”), which are guaranteed (the “Existing Guarantees”) by substantially all of Terremark’s domestic subsidiaries (the “Guarantors”) and secured by a first priority security interest in substantially all of the assets of Terremark and the Guarantors (the “Collateral”). Also as previously reported, on April 28, 2010, Terremark issued $50 million aggregate principal amount of its 12.0% Senior Secured Notes due 2017, which are part of the same series as the Existing Notes (the “New Notes” and together with the Existing Notes, the “Notes”), which are guaranteed (the “New Guarantees” and together with the Existing Guarantees, the “Guarantees” and together with the Notes, the “Securities”), by the Guarantors and secured equally and ratably with the Existing Notes by a first priority security interest in the Collateral. The Securities were offered and sold in private placements to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act.
     As previously reported, pursuant to those certain registration rights agreements entered into on June 24, 2009 and April 28, 2010 in connection with the issuance of the Securities, the Company and the Guarantors have agreed for the benefit of the holders of the Securities to use their best efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Securities for an issue of the Company’s senior secured notes (the “Exchange Notes”) guaranteed by the Guarantors with terms identical to the Notes, except that, among other things, the Exchange Notes will not bear legends restricting transfer.
     In connection with the Exchange Offer Registration Statement filed by Terremark on or about the date hereof, the consolidated balance sheets of Terremark as of March 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended March 31, 2009, and all related financial statement schedules, management’s assessment of the effectiveness of internal control over financial reporting as of March 31, 2009 and the effectiveness of internal control over financial reporting as of March 31, 2009 (the “Financial Statements”) are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.
     The Financial Statements are unchanged in all respects from those filed with Terremark’s Annual Report on Form 10-K, as amended, for the year ended March 31, 2009, except that, in lieu of providing separate financial statements of the Guarantors, condensed financial statements in accordance with Rule 3-10(f) of Regulation S-X have been added to the Financial Statements as note number 23.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Consolidated Audited Financial Statements of Terremark Worldwide Inc. and Subsidiaries

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: May 5, 2010	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Consolidated Audited Financial Statements of Terremark Worldwide Inc. and Subsidiaries